UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2022

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Sigma Labs, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Sigma Additive Solutions, Inc. (“we,” “our,” “us,” or the “Company”) held on August 9, 2022 (the “2022 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2013 Equity Incentive Plan (as amended, the “2013 Plan”) to fix at 2,265,000 shares the aggregate number of shares of the Company’s common stock issued or issuable under the 2013 Plan. The amendment to the 2013 Plan was previously approved by the Company’s Board of Directors. A summary of the material provisions of the 2013 Plan is set forth under the caption “Proposal No. 2 – Approval of Amendment to the Sigma Labs, Inc. 2013 Equity Incentive Plan” in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on July 6, 2022 (the “2022 Proxy Statement”) and incorporated herein by reference. The summary of the 2013 Plan contained in the 2022 Proxy Statement is qualified in its entirety by reference to the full text of the 2013 Plan, which is incorporated herein by reference to Exhibit 10.1 to this Current Report.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 9, 2022, following approval by our stockholders at the 2022 Annual Meeting, we changed our corporate name from Sigma Labs, Inc. to Sigma Additive Solutions, Inc. pursuant to a Certificate of Amendment to our Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described above in Item 5.02, the 2022 Annual Meeting was held on August 9, 2022. Our stockholders acted upon the following proposals at the 2022 Annual Meeting:

●	Proposal 1: To elect each of Salvatore Battinelli and Jacob Brunsberg as a Class II Director to serve until the 2025 Annual Meeting of Stockholders;

●	Proposal 2: To approve an amendment to our 2013 Plan to fix at 2,265,000 shares the aggregate number of shares of our common stock issued or issuable under the 2013 Plan;

●	Proposal 3: To approve the amendment to our amended and restated articles of incorporation, as amended, to change our name to “Sigma Additive Solutions, Inc.”;

●	Proposal 4: To approve, by non-binding vote, the compensation of our named executive officers as disclosed in the 2022 Proxy Statement; and

●	Proposal 5: To ratify the selection of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Voting Results

Proposal 1: Mr. Battinelli was elected as a Class II director with 2,808,787 “FOR” votes, 355,139 “AGAINST” votes and 50,467 “ABSTAIN” votes. Mr. Brunsberg was elected as a Class II director with 3,080,598 “FOR” votes, 98,516 “AGAINST” votes and 35,279 “ABSTAIN” votes. There were 2,650,863 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 3,014,976 “FOR” votes, 167,403 “AGAINST” votes and 32,014 “ABSTAIN” votes. There were 2,650,863 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 5,730,731 “FOR” votes, 66,005 “AGAINST” votes and 68,520 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 3,007,762 “FOR” votes, 97,899 “AGAINST” votes and 108,732 “ABSTAIN” votes. There were 2,650,863 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved with 5,783,229 “FOR” votes, 18,153 “AGAINST” votes and 63,874 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation, as amended.

10.1	Sigma Additive Solutions, Inc. 2013 Equity Incentive Plan, as Amended (incorporated by reference to Annex A to Schedule 14A (file no. 001-38015) filed on July 6, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2022	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ Jacob Brunsberg
	Name:	Jacob Brunsberg
	Title:	President and Chief Executive Officer